                                  EXHIBIT 10.21

                                  -------------

                                    GUARANTY

     THIS GUARANTY (this "Guaranty") is made as of the 20th day of December, 1999, by and from SHELDON G. ADELSON ("Guarantor"), having an address at c/o The Venetian, 3355 Las Vegas Boulevard South, Las Vegas, NV 89109, to and for (i) The Bank of Nova Scotia, a Canadian chartered bank, as Collateral Agent under that certain Loan Agreement dated of even date herewith among (A) Goldman Sachs Mortgage Company, and the other lenders from time to time parties thereto, (B) Goldman Sachs Mortgage Company, as Syndication Agent, (C) The Bank of Nova Scotia, a Canadian chartered bank, as Administrative Agent, (D) The Bank of Nova Scotia, a Canadian chartered bank, Collateral Agent, and (E) Grand Canal Shops Mall Subsidiary, LLC, a Delaware limited liability company, as borrower (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein and not defined herein having the meanings ascribed to them in the Loan Agreement), having an address noted in the Loan Agreement, (ii) Goldman Sachs Mortgage Company and the other Lenders and
(iii) the respective successors and assigns of the Collateral Agent and the Lenders (all of the Persons described in the foregoing clauses (i) through and including (iii), the "Beneficiaries"; each such Person, a "Beneficiary").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Grand Canal Shops Mall Subsidiary, LLC., a Nevada limited liability company (the "Borrower") desires to have the Lenders make to the Borrower, pursuant to and subject to the terms, covenants, agreements and conditions of the Loan Agreement, a loan in the principal amount of $105,000,000 (or such lesser amount as Lender shall fund pursuant to that certain commitment letter dated as of November 14, 1997 among Borrower, Principal and Goldman Sachs Mortgage Company) (the "Loan");

     WHEREAS, the Lenders are unwilling to make the Loan to the Borrower as aforesaid unless, among other things, Guarantor executes and delivers this Guaranty;

     WHEREAS, (i) the Guarantor owns all of the issued and outstanding voting stock of (A) Las Vegas Sands, Inc., a Nevada corporation ("LVSI") and (B) Interface Group Holding Company, Inc., a Nevada corporation ("Interface Holding Co."), (ii) LVSI owns a managing member interest in, and Interface Holding Co. holds all non-managing membership interests in, Venetian Casino Resort, LLC, a Nevada limited liability company ("Venetian"), (iii) Venetian owns all of the membership interests in Mall Intermediate Holding Company, LLC, a Delaware limited liability company ("Mall Intermediate Holdings"), (iv) Mall Intermediate Holdings owns all of the membership interests in Grand Canal Shops Mall Holding Company, LLC, a Delaware limited liability company ("Mall Holdings"), (v) Mall Holdings owns all of the membership interests in Grand Canal Shops Mall, LLC ("Mall LLC") and (vi) Mall LLC owns all of the membership interests in Borrower;

     WHEREAS, (i) LVSI owns all of the issued and outstanding voting stock of Grand Canal Shops MM, Inc., a Nevada corporation ("MM Inc."), (ii) MM Inc. owns all of the issued and outstanding voting stock of Grand Canal Shops Mall MM Subsidiary Inc., a Nevada corporation ("Managing Member") and (iii) immediately after the funding of the Loan, (A) Mall Holdings shall assign a one percent (1%) membership interest in Mall Holdings to MM Inc. (such that MM Inc. is the sole managing member of Mall Holdings); and (B) Mall LLC shall assign a one percent (1%) managing membership interest in Borrower to Managing Member (such that Managing Member is the sole managing member of Borrower);

     WHEREAS, Guarantor will benefit, directly and indirectly, from the making by the Lenders to the Borrower of the Loan as aforesaid;

     NOW, THEREFORE, in consideration of agreement by the Lenders to make the Loan to the Borrower pursuant to and subject to the terms, covenants, agreements and conditions of the Loan Agreement, and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereby covenant, agree, represent and warrant as follows:

1.   Guaranty of Payment.

(a) Guarantor hereby unconditionally, absolutely and irrevocably guarantees, as a primary obligor and not merely as a surety, to the Beneficiaries:

     (i) The prompt and complete indefeasible payment in full, when due and otherwise in accordance with the terms, provisions and conditions of the Notes and the Loan Agreement (but subject to the provisions of Section 1(b) hereof), of all principal of the Loan (including amounts that would be due under the Loan Documents, pursuant to applicable state law, but for the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code (the "Bankruptcy Code")); and

     (ii) The prompt and complete indefeasible payment in full of all costs and expenses of any enforcement, collection or other realization under, this Guaranty, including, without limitation, reasonable attorneys' fees, disbursements and other expenses (collectively, "Costs"; the principal of the Loan, together with all Costs, are collectively referred to as the "Obligations").

(b) Notwithstanding the aggregate amount of the Obligations and/or the Indebtedness that at any time or from time to time may be payable by Borrower, the aggregate liability of Guarantor to Beneficiaries under this Guaranty shall not exceed the sum of (x) the Twenty Million Dollars ($20,000,000) plus (y) all Costs (the portion of the principal of the Loan that, at any given time, shall be payable by the Guarantor under this Guaranty, together with all Costs, are collectively referred to as the "Guaranteed Obligations"). Guarantor agrees that the Obligations and/or the

      ----------------------
     Indebtedness may at any time and from time to time exceed the amount of the liability of Guarantor hereunder without impairing this Guaranty or affecting the rights and remedies of any Beneficiary hereunder. Guarantor agrees that whenever at any time or from time to time it shall make any payment on account of Guarantor's liability hereunder, it will notify the Collateral Agent in writing that such payment is made under this Guaranty for such purpose. No payment or payments made by Borrower or any other Person or received or collected by any Agent or Lender from Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Indebtedness shall be deemed to modify, reduce, release or otherwise affect the liability of Guarantor hereunder who shall, notwithstanding any such payment or payments, remain liable for the Guaranteed Obligations until the date upon which the Obligations are paid in full. Guarantor shall not be entitled to make any payment under this Guaranty prior to demand therefor by any Beneficiary.

2.   Representations, Warranties and Covenants.
     -----------------------------------------

(a)  Guarantor represents, warrants and covenants that:

     (i) No consents or approvals of any kind by others, including any creditors of Guarantor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by Guarantor, in connection with this Guaranty or the execution, delivery, performance, validity or enforceability of this Guaranty and all obligations required hereunder, and this Guaranty is not in violation of the terms of any agreement or instrument to which Guarantor or Borrower is a party or by which either of them or either of their respective assets may be bound or affected, and this Guaranty will not violate any provision of any existing law or regulation of material import, that would result in a material adverse effect on Guarantor, which is binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor;

     (ii) There is no pending or, to the best of Guarantor's knowledge, threatened, action or proceeding affecting Guarantor before any court, governmental agency or arbitrator that could reasonably be expected to have a material adverse effect on the ability of Guarantor to perform or observe any of its obligations hereunder or that could reasonably be expected to have a material adverse effect on Guarantor's guaranty of the Guaranteed Obligations hereunder;

     (iii)Guarantor has full power, authority and legal right to execute this Guaranty and to observe and perform all of the terms of this Guaranty on Guarantor's part to be observed and performed and this Guaranty constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy laws and other laws affecting the rights of creditors generally, or by virtue of the application of general principles of equity;

     (iv) This Guaranty is made by Guarantor at the request of Borrower, and the Beneficiaries' agreement to enter into the transactions described in the recitals to this Guaranty is of substantial, material and direct benefit to Guarantor;

     (v) Guarantor has established means with which it is satisfied of obtaining from Borrower on a continuing basis financial and other information pertaining to the financial condition of Borrower, and its ability to promptly pay the Guaranteed Obligations;

     (vi) Guarantor has reviewed and approved copies of the Loan Documents, and is fully informed of the rights and remedies that each of the Beneficiaries may pursue, with or without notice to Borrower.

3. Access to Information. Guarantor shall, at its sole cost and expense, establish and maintain means whereby Guarantor shall be kept informed to its satisfaction of any facts, events or circumstances that might in any way affect Guarantor's risks hereunder, and the Beneficiaries shall have no obligation to disclose to Guarantor information or material acquired in the course of any Beneficiary's relationship with Borrower.

4. Payment by Guarantor; Application of Payments. Guarantor hereby agrees, in furtherance of the foregoing and not in limitation of any other right that any Beneficiary may have at law or in equity against Guarantor, that upon the Collateral Agent's exercise, at any time and from time to time, of any rights hereunder or any demand pursuant to the terms hereof for payment, Guarantor will upon such demand pay, or cause to be paid, in cash, to the Collateral Agent, for the benefit of the Lenders, an amount equal to the Guaranteed Obligations then owed under this Guaranty. All such payments shall be applied promptly from time to time in the following order:

                    First, to the payment of Costs; and
                    -----
                    Second,  to the payment of all other Guaranteed  Obligations
                    ------
               then owed under this Guaranty.

5.   Release  of  Guaranty.  When the  Obligations  are paid in full,  then this
     ---------------------
     Guaranty shall automatically terminate and become void and of no further force or effect; at such time, at Guarantor's written request, the Beneficiaries shall execute and deliver a written statement stating that the Obligations have been paid in full and that this Guaranty has been terminated and is of no further force and effect.

6.   Liability of Guarantor Absolute.
     -------------------------------

(a) Guarantor agrees that its obligations hereunder shall not be affected by any circumstance that constitutes a legal or equitable discharge of a guarantor or surety (other than payment in full of the Obligations), and Guarantor's obligations hereunder are irrevocable, absolute, independent and unconditional without regard to:

     (i)  any claim or defense that would be available to the Borrower;

     (ii) the imposition of any court-imposed stay, including any amounts that would be payable but for the imposition of the automatic stay under
          Section 362(a) of the Bankruptcy Code;

     (iii)any readjustments, modifications, impositions, or extensions that may be imposed by any court in connection with any bankruptcy, insolvency, receivership, liquidation, arrangement, reorganization or similar action, case or proceeding affecting Guarantor or the Borrower (any of the foregoing, a "Bankruptcy Proceeding") that may affect the Obligations and/or the Indebtedness or any of the Loan Documents;

     (iv) any law that restricts or prohibits the payment of interest, principal or any other amount after the commencement of a Bankruptcy Proceeding; or

     (v) any sale or disposition of any security given for the Obligations and/or the Indebtedness.

(b) In furtherance of the provisions of subsection 6(a) hereof, and without limiting the generality thereof, Guarantor agrees that:

     (i)  This Guaranty is a guaranty of payment and not of collection.

     (ii) Any Beneficiary may enforce this Guaranty upon the terms and conditions herein set forth notwithstanding any exercise or failure to exercise any right or remedy available to such Beneficiary against any Person under any documents, at law, in equity or otherwise.

     (iii)The obligations of Guarantor hereunder are independent of the obligations of Guarantor, Borrower, any members, partners, joint venturers, officers, directors, shareholders, trustees or beneficiaries (as applicable) of Borrower or any other Person under the Loan Documents (other than this Guaranty), including the obligations of any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Guarantor, Borrower or any other Persons under the Loan Documents (other than this Guaranty) and whether or not Borrower or any other Person is joined in any such action or actions.

     (iv) Payment by Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge
          Guarantor's liability for any portion of the Guaranteed Obligations that has not been paid to the Beneficiaries.

     (v) The Beneficiaries and the Borrower, upon such terms as they deem appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Obligations and/or the Indebtedness; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Obligations and/or the Indebtedness or any agreement relating thereto and/or subordinate the payment of the same to the payment or performance of any other obligations; (iii) request and accept other guaranties of the Obligations and/or the Indebtedness and take and hold security for the payment of this Guaranty, the Obligations and/or the Indebtedness; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Obligations and/or the Indebtedness, any other guaranties of the Obligations and/or the Indebtedness, or any other obligation of any Person with respect to the Obligations and/or the Indebtedness; (v)enforce and apply any security now or hereafter held by or for the benefit of any Beneficiary in respect of this
          Guaranty or the Obligations and/or Indebtedness and direct the order or manner of sale thereof, or exercise any other right or remedy that the Beneficiaries may have against any such security, as the Beneficiaries, in their discretion, may determine, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Borrower or any security for the Obligations and/or the Indebtedness; and (vi) exercise any other rights and/or remedies available to it under any documents including the Loan Documents), at law or in equity.

(c) This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than the payment in full of the Obligations), including the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce, or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under any documents (including the Loan Documents), at law, in equity or otherwise) with respect to the Obligations and/or the Indebtedness or any agreement relating thereto, or with respect to any other guaranty of, or security for, the payment of the Obligations and/or the Indebtedness; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions of any document referred to herein, (including the provisions relating to "Events of Default", as defined in the Loan Documents) or of any other guaranty or security for the Obligations and/or the Indebtedness, in each case whether or not in accordance with the terms thereof; (iii) the Obligations and/or the Indebtedness, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) any consent by the Beneficiaries to the change, reorganization or termination of the structure or existence of Borrower; (v) any failure to perfect or continue perfection of a security interest in any collateral that secures any of the Obligations and/or the Indebtedness; (vi) any defenses, set-offs or counterclaims that Borrower may allege or assert against any Beneficiary or could assert against any Beneficiary in respect of the Obligations and/or the Indebtedness, including failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction, the doctrine of laches, equitable estoppel and usury; or (vii) any other act or thing or omission, or delay to do any other act or thing, that may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guaranteed Obligations.

7.   Waivers by  Guarantor.  Guarantor  hereby  waives,  for the  benefit of the
     ---------------------
     Beneficiaries:

(a) Any right to require any Beneficiary, as a condition of payment by Guarantor, (i) to proceed against any other guarantor of the Obligations and/or the Indebtedness, Borrower or any other Person, (ii) to proceed against or exhaust any security held from any other guarantor of the Obligations and/or the Indebtedness, Borrower or any other Person, (iii) to proceed against or have resort to any balance of any deposit account or credit on the books of the Beneficiaries in favor of any other guarantor of the Obligations and/or the Indebtedness, Borrower or any other Person, or
     (iv) to pursue any other remedy in the power of any Beneficiary whatsoever;

(b) Any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower or any Beneficiary, including any defense based on or arising out of the lack of validity or the unenforceability of the Obligations and/or the Indebtedness or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrower from any cause other than the payment in full of the Indebtedness;

(c) Any defense based upon any statute or rule of law that provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

(d) Any defense based upon errors or omissions by the Beneficiaries in the administration of the Obligations and/or the Indebtedness;

(e) Any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder;

(f)  Any  rights  to  set-offs,   recoupments  and  counterclaims   (other  than
     compulsory counterclaims);

(g) Promptness, diligence and any requirement that the Beneficiaries protect, secure, perfect or insure any security interest or lien or any property subject thereto;

(h) Notices, demands, presentments, demands for payment, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default, notices of any renewal, extension or modification of the Obligations and/or the Indebtedness or any agreement related thereto, notices of any extension of credit to Borrower and notices of any of the matters referred to in Section 6 and any right to consent to any of them, except to the extent provided in the Loan Documents;

(i) Any defenses or benefits that may be derived from or afforded by law that limit the liability of or exonerate Guarantor or sureties, or that may conflict with the terms of this Guaranty; and

(j)      The provisions of NRS 40.430 to the full extent provided for in NRS
         40.495(2).

8.   Guarantor's   Rights  of   Subrogation,   Contribution,   Etc.   Until  the
     -------------------------------------------------------------
     Indebtedness shall have been indefeasibly paid in full, Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against Borrower or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (i) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against Borrower, (ii) any right to enforce, or to participate in, any claim, right or remedy that the Beneficiaries now has or may hereafter have against Borrower, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by the Beneficiaries, and (b) any right of contribution Guarantor may have against any other guarantor of the Obligations and/or the Indebtedness. Guarantor further agrees that, to the extent the waiver of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against any of Borrower or against any collateral or security, and any rights of contribution Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Borrower to all right, title and interest the Beneficiaries may have in any such collateral or security. Each Beneficiary may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights Guarantor may have, and upon any such disposition or sale, any rights of subrogation Guarantor may have shall terminate. If any amount shall be paid to Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all Indebtedness shall not have been indefeasibly paid in full, such amount shall be held in trust for the Beneficiaries and shall forthwith be paid over to the Beneficiaries to be credited and applied against the Indebtedness, whether matured or unmatured, in accordance with the terms hereof. The provisions of this Section 8 shall survive the release of the Guarantor under this Guaranty.

9.   Subordination of Other Obligations.  Guarantor hereby  subordinates any and
     ----------------------------------
     all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to any Beneficiary, and agrees with the Beneficiaries that Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Guarantor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral for the Loan; provided that, the Junior Lender shall be entitled to receive, to the extent permitted under the Loan Agreement, from the Borrower, payments in respect of the Junior Loan.

10.  Continuing  Guaranty.  This  Guaranty is a  continuing  guaranty  and shall
     --------------------
     remain in effect until the payment in full of the Obligations or the Guaranteed Obligations (as extended by the provisions of Section 11), whichever is sooner.

11.  Bankruptcy; Post-Petition Interest; Reinstatement of Guaranty.
     -------------------------------------------------------------
(a) The obligations of Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower or by any defense that Borrower may have by reason of the order, decree or decision of any court or administrative body resulting from any such case or proceeding.

(b) Following the payment by any Person of all or any portion of any payment obligations that are Guaranteed Obligations hereunder, the obligations of Guarantor hereunder with respect thereto shall continue and remain in full force and effect or be reinstated, as the case may be, if all or any part of such payments are rescinded or recovered directly or indirectly from as a preference, fraudulent transfer or otherwise in connection with any bankruptcy, insolvency, receivership, reorganization, liquidation, arrangement or similar proceeding, and any such payments that are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes under this Guaranty.

(c) Following a transfer of the Trust Property to any Beneficiary or to its designee, the obligations of Guarantor hereunder shall continue and shall remain in full force and effect or be reinstated, as the case may be, if all or any part of such transfer is rescinded or recovered directly or indirectly from such Beneficiary as a preference, fraudulent transfer or otherwise in connection with any bankruptcy, insolvency, receivership, reorganization, liquidation, arrangement or similar proceeding.

12.  Set Off. In addition to any other rights that the Beneficiaries may have at
     -------
     law or in equity, if any amount shall at any time be due and owing by any Guarantor to the Beneficiaries under this Guaranty, the Beneficiaries are authorized at any time or from time to time, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all indebtedness of the Beneficiaries owing to Guarantor and any other property of Guarantor held by the Beneficiaries to or for the credit or the account of Guarantor against and on account of the Guaranteed Obligations and liabilities of Guarantor to the Beneficiaries under this Guaranty.

13.  Further  Assurances.  At any time or from time to time, upon the reasonable
     -------------------
     request of the Beneficiaries, Guarantor shall execute and deliver such further documents and do such other acts and things as the Beneficiaries may reasonably request in order to effect fully the purposes of this Guaranty.

14.  General Provisions

     ------------------

(a)  Fully Recourse.  Notwithstanding any provisions of any other Loan Documents
     --------------
     to the contrary, all of the terms and provisions of this Guaranty are recourse obligations of Guarantor and not restricted by any limitation on personal liability.

(b)  Unsecured Obligations. Guarantor hereby acknowledges that the Lenders would
     ---------------------
     not make the Loan but for the unsecured personal liability undertaken by Guarantor herein.

(c)  Rights  Cumulative;  Payments.  The  obligations of Guarantor  hereunder of
     -----------------------------
     Borrower and the Beneficiaries' rights under this Guaranty shall be in addition to all rights of the Beneficiaries under the Notes, the Deed of Trust and the other Loan Documents. In the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not Guarantor is the alter ego of Borrower and whether or not Borrower is joined therein or a separate action or actions are brought against Borrower. The Beneficiaries' rights hereunder shall not be exhausted until all of the obligations of Guarantor hereunder have been fully paid and performed. TO THE EXTENT THAT PAYMENTS ARE MADE HEREUNDER BY GUARANTOR WITH RESPECT TO OBLIGATIONS AND LIABILITIES FOR WHICH BORROWER IS NOT LIABLE UNDER ANY NOTE, THE DEED OF TRUST OR THE OTHER LOAN DOCUMENTS, SUCH PAYMENTS MADE BY GUARANTOR UNDER THIS GUARANTY SHALL NOT REDUCE IN ANY RESPECT BORROWER'S OBLIGATIONS AND LIABILITIES UNDER ANY NOTE, THE DEED OF TRUST OR THE OTHER LOAN DOCUMENTS, AND TO THE EXTENT THAT PAYMENTS ARE MADE HEREUNDER BY GUARANTOR WITH RESPECT TO OBLIGATIONS AND LIABILITIES FOR WHICH BORROWER IS LIABLE UNDER ANY NOTE, THE DEED OF TRUST OR THE OTHER LOAN DOCUMENTS, SUCH PAYMENTS SHALL BE APPLIED FIRST TO THOSE OBLIGATIONS AND LIABILITIES ARISING UNDER ANY NOTE, THE DEED OF TRUST AND THE OTHER LOAN DOCUMENTS WITH RESPECT TO WHICH BORROWER IS NOT PERSONALLY LIABLE.

(d)  No Limitation on Liability.  Guarantor  hereby consents and agrees that the
     --------------------------
     Beneficiaries may at any time and from time to time without further consent from Guarantor do any of the following events, and the liability of Guarantor under this Guaranty shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Guarantor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or otherwise granted by any Beneficiary or extension or renewal of any Note; (ii) any sale, assignment or foreclosure of any Note, the Deed of Trust or any of the other Loan Documents or any sale or transfer of the Trust Property; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Guarantor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Guarantor herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other Person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, any Beneficiary's voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) the failure to record the Deed of Trust or to file any financing statement (or the improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification by the Beneficiaries and Borrower of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which any Beneficiary shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course or dealing with Borrower or any other Person, shall limit, impair or release Guarantor's obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against any Beneficiary. Nothing contained in this Section shall be construed to require any Beneficiary to take or refrain from taking any action referred to herein.

(e)  Attorneys' Fees. In the event it is necessary for any Beneficiary to retain
     ---------------
     the services of an attorney or any other consultants in order to enforce this Guaranty, or any portion thereof, Guarantor agrees to pay to such Beneficiary any and all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, costs and disbursements, incurred by such Beneficiary as a result thereof and such costs, fees and expenses shall be included in Costs.

(f)  Reliance.  The Lenders would not agree to make the Loan to Borrower without
     --------
     Guarantor entering into this Guaranty. Accordingly, Guarantor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

(g)  Waiver  by  Guarantor.  Guarantor  covenants  and  agrees  that,  upon  the
     --------------------
     commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantor shall not seek or cause Borrower or any other Person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C.ss. 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of any Beneficiary to enforce any rights of any Beneficiary against Guarantor or the collateral for the Loan by virtue of this Guaranty or otherwise.

(h)  Governing Law; Submission to Jurisdiction. (i) This Guaranty was negotiated
     -----------------------------------------
     in New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects (including, without limitation, matters of construction, validity and performance), this Guaranty and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America.

     (ii) Any legal suit, action or proceeding arising out of or relating to this Guaranty may be instituted in any federal or state court in New York, New York. The Guarantor hereby (i) irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum, and (ii) irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Guarantor does hereby designate and appoint Prentice-Hall Corporation System, Inc. as his authorized agent to accept and acknowledge on his behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York, and agrees that service of process upon said agent with a copy to the Guarantor at its address set forth below (mailed or delivered to the Borrower in the manner provided herein) shall be deemed in every respect effective service of process upon the Guarantor, in any such suit, action or proceeding in the State of New York. The Guarantor (i) shall give prompt notice to the Administrative Agent of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which office shall be designated as the address for service of process), and (iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in New York, New York or is dissolved without leaving a successor.

     (i) TRIAL BY JURY. EACH OF GUARANTOR AND EACH BENEFICIARY, TO THE FULLEST EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS GUARANTY, ANY NOTE OR ANY OTHER LOAN DOCUMENT. BY THEIR ACCEPTANCE OF THIS AGREEMENT, EACH BENEFICIARY SHALL BE DEEMED TO HAVE AGREED TO SUCH WAIVER.

(j)  Notices.  All notices,  demands,  consents,  approvals,  requests and other
     -------
     communications required or permitted hereunder ("Notices") shall be given in accordance with the provisions of Section 10.6 of the Loan Agreement, provided that the Guarantor's address for Notices is as follows:

         c/o The Venetian
         3355 Las Vegas Boulevard South
         Las Vegas, NV  89109
         Telephone Number:  (702) 733-5500
         Facsimile Number:  (702) 733-5620

(k) Guarantor and Beneficiaries acknowledge and agree that this Guaranty supersedes and replaces in its entirety that certain Guaranty put into escrow on November 14, 1997 made by Sheldon G. Adelson in favor of Goldman Sachs Mortgage Company and any other Lenders and which was intended to be replaced hereby.

     IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the day and year first above written.

                                                        /s/ Sheldon G. Adelson
                                                        -----------------------
                                                            SHELDON G. ADELSON

State of New York )
     :
County of New York  )

On the ____ day of December, 1999, before me personally came SHELDON G. ADELSON, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.

                                                /s/
                                                --------------------------------
                                                          Notary Public
                                                          (Seal)
                                                          My Commission expires: